Exhibit 10.6

                          DATA SYSTEMS & SOFTWARE INC.

               1995 STOCK OPTION PLAN FOR NONMANAGEMENT EMPLOYEES

                  1. Purpose. The purpose of the 1995 Stock Option Plan for Nonmanagement Employees of DATA SYSTEMS & SOFTWARE INC. is to provide incentive to Employees (as defined below) of and consultants to the Company (as defined below), to encourage such individuals' proprietary interest in the Company, to encourage such individuals to remain in the employ of the Company, and to attract to the Company individuals of experience and ability. Executive officers and directors of Data Systems & Software Inc. not eligible to participate in the Plan.

                  2. Definitions.

                  (a) "Board" shall mean the Board of Directors of Data Systems & Software Inc.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (d) "Common Stock" shall mean the Common Stock par value, $.01 per share, of Data Systems & Software Inc.

                  (e) "Company" shall mean and include DSSI (as defined below) and any subsidiary thereof.

                  (f) "DSSI" shall mean Data Systems & Software Inc., a Delaware corporation.

                  (g) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all within the meaning of Section 22(e)(3) of the Code.


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                  (h)  "Employee"  shall  mean  any  individual  (other  than an executive officer or a director) who is an employee of the Company (within the meaning of Section 422A(a)(2) of the Code and the regulations thereunder).

                  (i) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or Committee, at which an Option may be exercised.

                  (j) "Fair Market Value" of a Share of Common Stock as of a specified date shall mean the closing price of a Share of the Common Stock on the principal trading market on which the Common Stock is traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which the Common Stock is traded if no shares of Common Stock were traded on such immediately preceding day.

                  (k) "Incentive Stock Option" shall mean an Option described in Code Section 422(b).

                  (l) "Nonstatutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (m) "Option" shall mean a stock option granted pursuant to the Plan.

                  (n) "Optionee" shall mean a person to whom an Option has been granted.

                  (o) "Plan" shall mean this 1995 Stock Option Plan for Nonmanagement Employees.

                  (p) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

                  (q) "Share" shall mean one share of Common Stock.

                  (r) "Ten Percent Stockholder" shall mean any Employee who, at the time of the grant of an Option, owns (or is deemed to own, under Sections 422A(b)(6) and 425(d) of the Code) more than ten percent of the total combined voting power of all classes of outstanding stock of DSSI.


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                  3.  Effective  Date.  This Plan was  approved  by the Board on
April 18, 1995, which date is the effective date of the Plan.

                  4. Administration. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of not less than two members. The Board may from time to time remove members from, or add members to, the Committee. The Board may appoint to the Committee one or more alternate members who act in the event of the absence or disqualification of any member. Vacancies on the Committee, however caused, shall be filled by the Board. The Board or Committee shall from time to time at its discretion determine who shall be granted Options, the number of Shares to be optioned to each, the designation of such Options as Incentive Stock Options or Nonstatutory Stock Options, the exercise price thereof and the other terms thereof. All such determinations and the interpretation and construction by the Board or the Committee of any provisions of the Plan or of any Option granted thereunder shall be binding and conclusive on all Optionees and their legal representatives and beneficiaries. Notwithstanding the foregoing, the Board may appoint an officer of Data Systems & Software Inc. to grant Options to Employees pertaining up to an aggregate of 75,000 Shares, subject to the provisions of the Plan. The officer so appointed by the Board shall administer the Plan with respect to the Options such officer has granted. For purposes of the Options granted by officer pursuant to this
Section 4, all references to the Committee in this Plan shall include the officer appointed by the Board under this Section 4.

                  5. Eligibility. Except as set forth below, any Employee may be granted Incentive Stock Options under the Plan and any Employee or officer, consultant or other person rendering services to, the Company may be granted Nonstatutory Stock Options under the Plan if, in each instance, the Board or Committee determines that such person performs services of importance to the operation and development of the business of the Company. Directors and executive officers of DSSI are not eligible to receive grants of Options under the Plan.

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

                  6. Stock. The stock subject to Options granted under the Plan shall be Shares of authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed 870,225(1). The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option shall again be available for grant of Options under the Plan. The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 9 hereof.

                  7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Board or the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

                           (a) Date of Grant.  Each  Option  shall  specify  its
effective date (the "date of
grant"), which shall be the date specified by the Board or Committee in its action relating to the grant of the Option, but which date shall not be earlier than the date of the determination by the Board or Committee to grant such Option.

                           (b) Number of Shares.  Each  Option  shall  state the
number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.

                           (c)  Exercise  Price.  Each  Option  shall  state the
Exercise Price, which price shall be determined by the Board or Committee; provided, however, that the Exercise Price (i) in the case of an Incentive Stock Option granted to an Employee who is not a Ten Percent Stockholder, shall not be less than the par value nor less than the Fair Market Value of the Shares to which the Option relates on the date of grant, and (ii) in the case of an Incentive Stock Option granted to an Employee who is a Ten Percent Stockholder, shall not be less than the par value nor less than 110% of the Fair Market Value of the Shares to which the Option relates on the date of grant. The Board or Committee may provide for payment for shares by the surrender of shares owned by the Optionee or by the surrender of the right to purchase shares under this Option or other rights to purchase shares. The Exercise Price of an Option shall be subject to adjustment in accordance with Section 9 hereof.

----------
(1) As amended from original authorization of 500,000.


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

                           (d)  Exercise  of  Options  and  Medium  and  Time of
Payment. To exercise an Option, the Optionee shall give written notice of exercise to DSSI, specifying the number of Shares to be purchased, together with either (i) full payment of the purchase price therefor in cash or by certified check payable to the order of DSSI or (ii) irrevocable instructions to a broker designated or approved by DSSI to sell shares of Common Stock issuable upon exercise of such Option and promptly deliver to DSSI a portion of the proceeds thereof equal to the exercise price and any applicable withholding taxes.

                           (e) Term and Exercise of Options;  Nontransferability
of Options. Subject to Section 10 hereof, Options may be exercised as determined by the Board or Committee and as stated in the written agreement evidencing the Option; provided, however, that no Incentive Stock Option granted to an Employee who is not a Ten Percent Stockholder shall be exercisable after the expiration of ten (10) years from its date of grant, and no Incentive Stock Option granted to an Employee who is a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from its date of grant. In addition, the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the same Optionee during any calendar year (under this Plan and all other plans maintained by the Company) shall not exceed $100,000. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable, other than pursuant to a qualified domestic relations order. In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.


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                           (f) Termination of Employment. Subject to the further
provisions of this Subsection (f), in the event that an Optionee shall cease to be employed by the Company, other than a termination of the Optionee's employment by the Company for cause, such Optionee (or the heirs or legatees of such Optionee, if applicable) shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within three (3) months after such termination of employment (twelve (12) months if the termination was due to the death or Disability of the Optionee or, in the case of a Nonstatutory Stock Option, retirement) to the extent that, on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised or expired.

                           For this purpose, the employment relationship will be
treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee and, in the case of an Optionee who has received an Incentive Stock Option, only to the extent permitted under Section 422A of the Code and the regulations promulgated thereunder). Moreover, in the case of an Optionee who has been granted an Incentive Stock Option, employment shall, in no event, be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                           Any  Optionee's  right to exercise any portion of any
Option granted under this Plan after termination of the Optionee's employment with the Company shall be subject to the satisfaction of the conditions precedent that such Optionee not (i) accept any other employment or render any services to others without DSSI's written consent or (ii) take any action adversely affecting the Company.


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                           (g)  Rights  as  a  Stockholder.  An  Optionee  or  a
transferee of a deceased Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9.

                           (h)  Modification,  Extension and Renewal of Options.
Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the cancellation of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair the rights or obligations under any Option theretofore granted under the Plan. Moreover, in the case of any modification, extension or renewal of an Incentive Stock Option, all of the requirements set forth herein shall apply in the same manner as though a new Incentive Stock Option had been granted to the Optionee on the date of such modification, extension or renewal, but only if such modification, extension or renewal is treated, under Section 425(h) of the Code, as the granting of a new option.

                           (i)  Identification  of Option.  Each Option  granted
under the Plan shall clearly identify its status as an Incentive Stock Option or Nonstatutory Stock Option.

                           (j)   Other   Provisions.   The   option   agreements
authorized under the Plan shall contain, in addition to those provisions provided in Section 7(e) hereof, such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of any Option, and restrictions upon the transfer of Shares received upon exercise of Options, as the Board or Committee shall deem advisable.


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                  8. Term of Plan.  Options may be granted  pursuant to the Plan until April 18, 2005, which is ten years from the effective date of the Plan; provided, however, that upon and subject to the approval of an amendment to the Plan by the stockholders of DSSI at the annual meeting held on December 16, 2004, options may be granted pursuant to the Plan until December 31, 2008.

                  9. Recapitalization. Subject to any required action by the stockholders of DSSI and the last sentence of Subsection 7(h) hereof, the number of Shares covered by this Plan as provided in Section 6, the number of Shares covered by each outstanding Option, and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, stock split or the payment of a stock dividend.

                  Subject to any required action by the stockholders of DSSI and the last sentence of Subsection 7(h) hereof, if DSSI shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of DSSI or a merger or consolidation in which DSSI is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that each Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which DSSI is not the surviving corporation to exercise the Option in whole or in part, subject to limitations on exercisability of Options under Section 7 hereof to the extent the Option is exercisable without regard to this sentence at the date of such dissolution, liquidation, merger or consolidation.


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                  In the  event of a change  in the  Common  Stock as  presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares of Common Stock within the meaning of the Plan.

                  To the extent that the foregoing adjustments relate to stock or securities of DSSI, such adjustments shall be made by the Board or Committee, whose determination in that respect shall be final, binding and conclusive.

                  Except as hereinabove expressly provided in this Section 9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of DSSI to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  10. Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until DSSI has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof (including the furnishing by the Optionee of an appropriate investment letter); (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.


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                  11.  Application of Funds. The proceeds  received by DSSI from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

                  12. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

                  13. Withholding.

                           (a) Nonstatutory  Options.  Whenever Shares are to be
delivered upon exercise of a Nonstatutory Option, DSSI shall be entitled to require as a condition of delivery that the Optionee remit to DSSI an amount sufficient to satisfy DSSI's federal, state and local withholding tax obligations with respect to the exercise of the Option.

                           (b) Incentive Stock Options. The acceptance of Shares
upon exercise of an Incentive Stock Option shall constitute an agreement by the Optionee (unless and until DSSI shall notify the Optionee that it is relieved, in whole or in part, of its obligations under this Section 13(b)) (i) to notify DSSI if any or all of such Shares are disposed of by the Optionee within two years from the date the Option was granted or within one year from the date the Shares were transferred to the Optionee pursuant to his exercise of the Option, and (ii) to remit to DSSI, at the time of and in the case of any such disposition, an amount sufficient to satisfy DSSI's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the Optionee is in the employ of the Company at the time of such disposition.

                  14. Governing Law. The Plan shall be governed by the laws of the State of New York.


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